SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------

                                  EXHIBIT 2(a)

ITEM 2.  IDENTITY AND BACKGROUND.

                  This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

                  JPMP (SBIC) is a wholly owned subsidiary of J.P. Morgan Partners (BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP
(BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

                  JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.


                               Page 6 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------

                                                                      SCHEDULE A

                        J.P. MORGAN PARTNERS (SBIC), LLC

                                             EXECUTIVE OFFICERS (1)

President                                    Jeffrey C. Walker*
Executive Vice President                     Mitchell J. Blutt, M.D. *
Executive Vice President                     Arnold L. Chavkin*
Executive Vice President                     John M.B. O'Connor*
Managing Director                            John R. Baron*
Managing Director                            Christopher C. Behrens*
Managing Director                            David S. Britts*
Managing Director                            Rodney A. Ferguson*
Managing Director                            David Gilbert*
Managing Director                            Evan Graf*
Managing Director                            Eric A. Green*
Managing Director                            Michael R. Hannon*
Managing Director                            Donald J. Hofmann, Jr. *
Managing Director                            W. Brett Ingersoll*
Managing Director                            Alfredo Irigoin*
Managing Director                            Andrew Kahn*
Managing Director                            Jonathan R. Lynch*
Managing Director                            Jonathan Meggs*
Managing Director                            Thomas G. Mendell*
Managing Director                            Stephen P. Murray*
Managing Director                            Joao Neiva de Figueiredo, Ph.D. *
Managing Director                            Timothy Purcell*
Managing Director                            Thomas Quinn*
Managing Director                            Peter Reilly*
Managing Director                            Robert R. Ruggiero, Jr. *
Managing Director                            Susan L. Segal*
Managing Director                            Kelly Shackelford*
Managing Director                            Shahan D. Soghikian*
Managing Director                            Georg Stratenwerth*
Managing Director                            Lindsay Stuart*
Managing Director                            Patrick J. Sullivan*
Managing Director                            Charles R. Walker*
Managing Director                            Timothy J. Walsh*
Managing Director                            Richard D. Waters, Jr. *
Managing Director                            Damion E. Wicker, M.D. *
Managing Director                            Eric R. Wilkinson*
Senior Vice President                        Marcia Bateson*
Vice President and Treasurer                 Elisa R. Stein*
Secretary                                    Anthony J. Horan**
Assistant Secretary                          Robert C. Caroll**
Assistant Secretary                          Denise G. Connors**


-----------------------------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 7 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------


                                  DIRECTORS (1)

                               Jeffrey C. Walker*


-----------------------------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, Meggs, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or partner of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.


                               Page 8 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------

                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                                            EXECUTIVE OFFICERS (1)

Chief Executive Officer                     William B. Harris**
President                                   Jeffrey C. Walker*
Executive Vice President                    Mitchell J. Blutt, M.D.*
Executive Vice President                    Arnold L. Chavkin*
Executive Vice President                    John M.B. O'Connor*
Managing Director                           John R. Baron*
Managing Director                           Christopher C. Behrens*
Managing Director                           David S. Britts*
Managing Director                           Rodney A. Ferguson*
Managing Director                           David Gilbert*
Managing Director                           Evan Graf*
Managing Director                           Eric A. Green*
Managing Director                           Michael R. Hannon*
Managing Director                           Donald J. Hofmann, Jr.*
Managing Director                           Alfredo Irigoin*
Managing Director                           W. Brett Ingersoll*
Managing Director                           Andrew Kahn*
Managing Director                           Jonathan R. Lynch*
Managing Director                           Jonathan Meggs*
Managing Director                           Thomas G. Mendell*
Managing Director                           Stephen P. Murray*
Managing Director                           Joao Neiva de Figueiredo, Ph.D.*
Managing Director                           Timothy Purcell*
Managing Director                           Thomas Quinn*
Managing Director                           Peter Reilly*
Managing Director                           Robert R. Ruggiero, Jr.*
Managing Director                           Susan L. Segal*
Managing Director                           Shahan D. Soghikian*
Managing Director                           Georg Stratenwerth*
Managing Director                           Lindsay Stuart*
Managing Director                           Patrick J. Sullivan*
Managing Director                           Kelly Shackelford*
Managing Director                           Charles R. Walker*
Managing Director                           Timothy J. Walsh*
Managing Director                           Richard D. Waters, Jr.*
Managing Director                           Damion E. Wicker, M.D.*
Managing Director                           Eric R. Wilkinson*
Senior Vice President                       Marcia Bateson*
Vice President and Treasurer                Elisa R. Stein*
Secretary                                   Anthony J. Horan**
Assistant Secretary                         Robert C. Carroll**
Assistant Secretary                         Denise G. Connors**


-----------------------------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 9 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------


                                 DIRECTORS (1)
                              William B. Harrison**
                               Jeffrey C. Walker*


-----------------------------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 10 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------

                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                             EXECUTIVE OFFICERS (1)

Chairman of the Board                                   Douglas A. Warner, III*
President and Chief Executive Officer                   William B. Harrison Jr.*
Vice Chairman                                           Geoffrey T. Boisi*
Vice Chairman                                           David A. Coulter*
Managing Director                                       Ramon de Oliveira*
Vice Chairman                                           Walter A. Gubert*
Director of Human Resources                             John J. Farrell*
Managing Director                                       Thomas B. Ketchum*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *
General Counsel                                         William H. McDavid*
Vice Chairman                                           Marc J. Shapiro*
Managing Partner                                        Jeffrey C. Walker**


                                 DIRECTORS (1)

                                      PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                  BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer                      Chairman of the Board
                                      Chief Executive Officer
                                      Deere & Company
                                      One John Deere Place
                                      Moline, IL 61265
--------------------------------------------------------------------------------
Riley P. Bechtel                      Chairman and Chief Executive Officer
                                      Bechtel Group, Inc.
                                      P.O. Box 193965
                                      San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
Frank A. Bennack, Jr.                 President and Chief Executive Officer
                                      The Hearst Corporation
                                      959 Eighth Avenue
                                      New York, New York  10019
--------------------------------------------------------------------------------
Lawrence A. Bossidy                   Chairman of the Board
                                      Honeywell International
                                      P.O. Box 3000
                                      Morristown, NJ 07962-2245
--------------------------------------------------------------------------------


-----------------------------
(1)  Each of whom is a United States citizen.

* Principal occupation is executive officer and/or employee of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is managing partner of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas New York, New York 10020.


                               Page 11 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  ITXC Corp.                                        CUSIP NO.:  45069F109
-------                                                    ----------

                                      PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                  BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
M. Anthony Burns                      Chairman of the Board and
                                      Chief Executive Officer
                                      Ryder System, Inc.
                                      3600 N.W. 82nd Avenue
                                      Miami, Florida  33166
--------------------------------------------------------------------------------
H. Laurence Fuller                    Co-Chairman
                                      BP Amoco p.l.c.
                                      1111 Warrenville Road, Suite 25
                                      Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Furter                       President
                                      American Museum of Natural History
                                      Central Park West at 79th Street
                                      New York, NY 10024
--------------------------------------------------------------------------------
William H. Gray, III                  President and Chief Executive Officer
                                      The College Fund/UNCF
                                      9860 Willow Oaks Corporate Drive
                                      P.O. Box 10444
                                      Fairfax, Virginia  22031
--------------------------------------------------------------------------------
William B. Harrison, Jr.              President and Chief Executive Officer
                                      The Chase Manhattan Corporation
                                      270 Park Avenue, 8th Floor
                                      New York, New York  10017-2070
--------------------------------------------------------------------------------
Helene L. Kaplan                      Of Counsel
                                      Skadden, Arps, Slate, Meagher & Flom LLP
                                      919 Third Avenue - Room 29-72
                                      New York, New York  10022
--------------------------------------------------------------------------------
Lee R. Raymond                        Chairman of the Board and Chief Executive
                                        Officer
                                      Exxon Mobil Corporation
                                      5959 Las Colinas Boulevard
                                      Irving,TX 75039-2298
--------------------------------------------------------------------------------
John R. Stafford                      Chairman, President and Chief Executive
                                        Officer
                                      American Home Products Corporation
                                      5 Giralda Farms
                                      Madison, New Jersey  07940
--------------------------------------------------------------------------------
Lloyd D. Ward                         Former Chairman of Board and Chief
                                        Executive Officer of Maytag
                                      13338 Lakeshore Drive
                                      Clive, Iowa  50325
--------------------------------------------------------------------------------
Douglas A. Warner III                 Chairman of the Board
                                      J.P. Morgan Chase & Co.
                                      270 Park Avenue
                                      New York, New York  10017
--------------------------------------------------------------------------------
Marina v.N. Whitman                   Professor of Business Administration and
                                        Public Policy The University of Michigan
                                      School of Public Policy
                                      411 Lorch Hall, 611 Tappan Street
                                      Ann Arbor, MI 48109-1220
--------------------------------------------------------------------------------


                               Page 12 of 12 Pages